                                                                    Exhibit 10.3

                   AMENDMENT NO. 2 TO REGISTRATION AGREEMENT

          AMENDMENT NO. 2 TO REGISTRATION AGREEMENT, dated as of November 19, 1999 ("Amendment No. 2"), by and among Select Medical Corporation, a Delaware corporation (the "Company")and the stockholders of the Company whose names appear in Schedule I annexed hereto (collectively, the "Stockholders"), amending the Registration Agreement dated as of February 5, 1997, as amended as of December 15, 1998 (the "Agreement") by and among the Company, the Stockholders and the other stockholders of the Company named as parties thereto at the foot thereof.

          WHEREAS, the Company and certain of the Stockholders (the "November 1999 Investors") are parties to a Securities Purchase Agreement dated as of November 19, 1999 (the "1999 Purchase Agreement"), providing, among other things, for the sale to such November 1999 Investors of an aggregate (i) 1,667,000 shares of the Company's Common Stock, par value $.01 (the "Common Stock") and (ii) 16,000,000 shares of the Company's Class B Preferred Stock, par value $01 (the "Class B Preferred "together with the Common Stock subject to the 1999 Purchase Agreement, the "November 1999 Shares"); and

          WHEREAS, the Company and the Stockholders entered into the Agreement in order, among other things, to specify certain rights and obligations of each of the parties thereto with respect to the shares of Common Stock held by each of them; and

          WHEREAS, the Agreement may be amended by the written consent of the Company and the holders of 66.67% of the Registrable Securities (as defined therein); and

          WHEREAS, the Stockholders collectively own more than 66.67% of the outstanding Registrable Securities; and

          WHEREAS, the Company and the Stockholders now desire to amend the Agreement in the manner set forth below in order, among other things, to include the November 1999 Shares as Registrable Securities under the terms of the Agreement;

          NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          Section 1.    Definitions, References.  Unless otherwise specifically
                        -----------------------
defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof" "hereunder," "herein," and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended by this Amendment No. 2.

          Section 2.    Registrable Securities.  For purposes of the Agreement,
                        ----------------------
the November 1999 Shares shall be deemed to be included in the term "Investor Registrable Securities".

          Section 3.    Amendment to Second Unnumbered Paragraph.  The second
                        ----------------------------------------
unnumbered paragraph of the Agreement is hereby amended to read in its entirety as follows:

          "The Company and certain of the Investors are parties to a Purchase Agreement, dated as of February 5, 1997 (the "1997 Purchase Agreement"). The Company, the Investors and the Additional Stockholders (as such term is defined in Amendment No. 1 to Registration Agreement, dated as of December 15, 1998 among the Company and the parties thereto ("Amendment No. 1")) are parties to a Securities Purchase Agreement, dated as of December 15, 1998 (the "1998 Purchase Agreement"). The Company and the Stockholders (as such term is defined in Amendment No. 2 to the Registration Agreement, dated as of November 19, 1999, among the Company and the parties thereto ("Amendment No. 2") are parties to a Purchase Agreement, dated as of November 19, 1999 (the "1999 Purchase Agreement" and, collectively with the 1997 Purchase Agreement and the 1998 Purchase Agreement, the "Purchase Agreements" or the "Purchase Agreement"). In order to induce certain of the Investors to enter into the 1997 Purchase Agreement, the Investors and the Additional Stockholders to enter into the 1998 Purchase Agreement and the Stockholders to enter into the 1999 Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement, as amended by Amendment No. 1 and Amendment No. 2. The execution and delivery of this Agreement is a condition to the Closing under the 1997 Purchase Agreement. The execution and delivery of Amendment No. 1 is a condition to the Closing under the 1998 Purchase Agreement. The execution and delivery of Amendment No. 2 is a condition to the Closing under the 1999 Purchase Agreement. Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in Section 7 hereof."

          Section 4.    Amendment of Section 7(b).  Section 7(b) is hereby
                        -------------------------
amended to read in its entirety as follows:

          "'Investor Registrable Securities' means (i) any Common Stock or Class
            -------------------------------
     B Preferred issued pursuant to any of the Purchase Agreements (whether issued before or after the respective dates thereof), (ii) any other Common Stock or Class B Preferred issued or issuable with respect to the securities referred to in clause (i) by way of a stock dividend or stock split or in connection with an exchange or combination of shares, recapitalization, merger, consolidation or other reorganization, and (iii) any other shares of Common Stock or Class B Preferred held by Persons holding securities described in clauses (i) and (ii) inclusive, above."

          Section 5.    Effect of Amendment.  Except as expressly provided in
                        -------------------
this Amendment No. 2, nothing herein shall affect or be deemed to affect any provisions of the

Agreement, and except only to the extent that they may be varied hereby, all of the terms of the Agreement shall remain unchanged and in full force and effect.

          Section 6.    Applicable Law.  This Amendment No. 2 shall be construed
                        --------------
and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware without reference to the principles of conflicts of law.

          Section 7.    Counterparts.  This Amendment No. 2 may be executed in
                        ------------
counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Amendment No. 2 immediately upon affixing such party's signature hereto.

          IN WITNESS WHEREOF, the Company and the Stockholders have executed this Amendment No. 2 as of the day and year first above written.

                         SELECT MEDICAL CORPORATION



                         By /s/ Michael E. Tarvin
                           ---------------------------------
                         Name:
                         Title:

                         STOCKHOLDERS:

                         GOLDER, THOMA, CRESSEY, RAUNER FUND V, L.P.
                         By GTCR V, L.P., General Partner
                         By Golder, Thoma, Cressey, Rauner, Inc., General
                         Partner


                         By /s/ Donald J. Edwards
                           ---------------------------------
                         Name:
                         Title:

                         WELSH, CARSON, ANDERSON & STOWE VII, L.P.
                         By WCAS VII Partners, L.P., General Partner


                         By /s/ Jonathan Rather
                           ---------------------------------
                         Name:
                         Title:

                         WCAS HEALTHCARE PARTNERS, L.P.
                         By WCAS HC Partners, General Partner


                         By /s/ Jonathan Rather
                           ---------------------------------
                         Name:
                         Title:

                         John Almeida
                         Bruce K. Anderson
                         Russell L. Carson
                         Anthony J. de Nicola
                         James B. Hoover
                         Thomas E. McInerney
                         D. Scott Mackesy
                         Robert A. Minicucci
                         Priscilla A. Newman
                         Andrew M. Paul
                         Paul B. Queally
                         Jonathan Rather
                         Rudolph E. Rupert
                         Lawrence B. Sorrel
                         Richard H. Stowe
                         Sanjay Swani
                         Sean Traynor
                         Laura M. VanBuren
                         Patrick J. Welsh


                         By /s/ Jonathan Rather
                           ---------------------------------

                                  Jonathan Rather
                                  as Attorney-in-Fact

                         DELAWARE CHARTER TRUST CO., AS TRUSTEE
                         FOR THE BENEFIT OF THE IRA ROLLOVER OF
                         JAMES B. HOOVER


                         By /s/ James B. Hoover
                           ---------------------------------
                         Name:
                         Title:



                         -----------------------------------
                                   Rocco Ortenzio




                         -----------------------------------
                                   Robert Ortenzio

                         John Almeida
                         Bruce K. Anderson
                         Russell L. Carson
                         Anthony J. de Nicola
                         James B. Hoover
                         Thomas E. McInerney
                         D. Scott Mackesy
                         Robert A. Minicucci
                         Priscilla A. Newman
                         Andrew M. Paul
                         Paul B. Queally
                         Jonathan Rather
                         Rudolph E. Rupert
                         Lawrence B. Sorrel
                         Richard H. Stowe
                         Sanjay Swani
                         Sean Traynor
                         Laura M. VanBuren
                         Patrick J. Welsh


                         By_________________________________
                                   Jonathan Rather
                                   as Attorney-in-Fact

                         JAMES B. HOOVER IRA ROLLOVER CHASE
                         CUSTODIAN


                         By_________________________________
                         Name:
                         Title:


                         ___________________________________
                                   Rocco Ortenzio



                         ___________________________________
                                   Robert Ortenzio

                         Bruce K. Anderson
                         Russell L. Carson
                         Anthony J. de Nicola
                         Thomas E. McInerney
                         James B. Hoover
                         Robert A. Minicucci
                         Andrew M. Paul
                         Paul B. Queally
                         Richard H. Stowe
                         Laura M. VanBuren
                         Patrick J. Welsh


                         By
                           ---------------------------------
                                   Laura M. VanBuren
                                   Individually and as
                                   Attorney-in-Fact


                               /s/ Rocco A. Orterzio
                         -----------------------------------
                                   Rocco Ortenzio


                               /s/ Robert A. Ortenzio
                         -----------------------------------
                                   Robert Ortenzio


                         SELECT INVESTMENTS II


                         By /s/ Rocco A. Ortenzio
                           ---------------------------------
                         Name:
                         Title:

                         SELECT PARTNERS, L.P.


                         By /s/ Rocco A. Ortenzio
                           ---------------------------------
                         Name:
                         Title:

                         WCAS CAPITAL PARTNERS III, L.P.
                         By WCAS CP III Associates, L.L.C., General Partner



                         By
                           ---------------------------------
                         Name:
                         Title:


                         -----------------------------------
                                   Lawrence B. Sorrel


                         -----------------------------------
                                   Priscilla A. Newman


                         -----------------------------------
                                   Rudolph Rupert


                         -----------------------------------
                                   D. Scott Mackesy


                         GTCR FUND VI, L.P.
                         By GTCR Partners VI, L.P., General Partner
                         By GTCR Golder Rauner, L.L.C., General Partner


                         By /s/ Donald J. Edwards
                           ---------------------------------
                         Name:
                         Its: Principal

                         THOMA CRESSEY FUND VI, L.P.
                         By TC Partners VI, L.P., General Partner
                         By Thoma Cressey Equity Partners Inc., General Partner

                         By /s/ Bryan C. Cressey
                           ---------------------------------
                         Name:
                         Title:

                         GTCR VI EXECUTIVE FUND, L.P.
                         By GTCR Partners VI, L.P., General Partner
                         By GTCR Golder Rauner, L.L.C., General Partner



                         By /s/ Donald J. Edwards
                           ---------------------------------
                         Name:
                         Its: Principal

                         GTCR ASSOCIATES VI
                         By GTCR Partners VI, L.P., Managing General Partner By GTCR Golder Rauner, L.L.C., General Partner



                         By /s/ Donald J. Edwards
                           ---------------------------------
                         Name:
                         Its: Principal



                         /s/ Bryan C. Cressey
                         -----------------------------------
                                   Bryan C. Cressey

                         THOMA CRESSEY FRIENDS FUND VI, L.P.
                         By TC Partners VI, L.P., General Partner
                         By Thoma Cressey Equity Partners, Inc., General Partner


                         By /s/ Bryan C. Cressey
                           ---------------------------------
                         Name:
                         Its: Principal

                         SELECT HEALTHCARE INVESTORS I, L.P.



                         By /s/ Rocco A. Ortenzio
                           ---------------------------------
                         Name:
                         Title:

                         ANVERS, L.P.



                         By /s/ Leopold Swergold
                           ---------------------------------
                         Name:
                         Title:

                         ANVERS II, L.P.



                         By /s/ Leopold Swergold
                           ---------------------------------
                         Name:
                         Title:

                                  SCHEDULE I

                                 Stockholders


               Golder, Thoma, Cressey, Rauner Fund V, L.P.

               Welsh, Carson, Anderson & Stowe VII, L.P.
               WCAS Healthcare Partners, L.P.
               Bruce K. Anderson
               Russell L. Carson
               Anthony J. de Nicola
               Thomas E. McInerney
               James B. Hoover
               Robert A. Minicucci
               Andrew M. Paul
               Paul B. Queally
               Richard H. Stowe
               Laura M. VanBuren
               Patrick J. Welsh

               Rocco Ortenzio
               Robert Ortenzio
               Select Investments II
               Select Partners, L.P.

               WCAS Capital Partners III, L.P.
               Lawrence B. Sorrel
               Priscilla A. Newman
               Rudolph Rupert
               Scott Mackesy

               GTCR Fund VI, L.P.
               GTCR VI Executive Fund, L.P.
               GTCR Associates VI

               Thoma Cressey Fund VI, L.P.
               Bryan C. Cressey

               Select Healthcare Investors I, L.P.

               Anvers, L.P.
               Anvers II, L.P.